Exhibit 99.3

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/28/2018 for shares held directly and by 11:59 P.M. ET on 05/23/2018 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. META FINANCIAL GROUP, INC. 5501 S. BROADBAND LANE ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS SIOUX FALLS, SD 57108 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you Investor Address Line 1 1 agree to receive or access proxy materials electronically in future years. Investor Address Line 2 VOTE BY PHONE—1-800-690-6903 Investor Address Line 3 1 1 OF Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Investor Address Line 4 on 05/28/2018 for shares held directly and by 11:59 P.M. ET on 05/23/2018 for shares Investor Address Line 5 held in a Plan. Have your proxy card in hand when you call and then follow the John Sample instructions. 1234 ANYWHERE STREET 2 VOTE BY MAIL ANY CITY, ON A1A 1A1 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # â†’ NAME THE COMPANY NAME INC.—COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 2 0 The Board of Directors recommends you vote FOR 0000000000 proposals 1, 2 and 3. For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of January 9, 2018, by and among Meta Financial Group, 0 0 0 Inc. (“Meta”) and its wholly-owned bank subsidiary, MetaBank, and Crestmark Bancorp, Inc. and its wholly-owned bank subsidiary, Crestmark Bank (the “merger agreement”), and approve the merger and the other transactions contemplated by the merger agreement, including the issuance of shares of Meta common stock, par value $0.01 per share (“Meta common stock”), in connection with the merger (the “Meta merger proposal”). 2. To approve an amendment to Article Fourth of Meta’s Certificate of Incorporation to increase the number of 0 0 0 authorized shares of Meta common stock to 90 million shares from 30 million shares for the purpose of affecting a three-for-one forward split of issued and outstanding shares of Meta common stock. 3. To approve one or more adjournments of the Meta special meeting, if necessary or appropriate, including 0 0 0 adjournments to permit the further solicitation of proxies in favor of the Meta merger proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. . 17 . 1 . 0 R1 _ 1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0000379825 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Stockholders & Joint Proxy Statement/Prospectus is available at www.proxyvote.com META FINANCIAL GROUP, INC. Special Meeting of Stockholders May 29, 2018 This proxy is solicited by the Meta Financial Board of Directors The undersigned hereby appoints the members of the Board of Directors of Meta Financial Group, Inc. (“Meta”), and each of them, as proxies, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the special meeting, all the shares of Meta common stock held of record by the undersigned at the close of business on April 19, 2018, at the special meeting of Meta stockholders, and at any and all adjournments or postponements thereof. ESOP/PROFIT SHARING 401(k) PLAN PARTICIPANTS: As a participant in the Meta Financial Group, Inc. Employee Stock Ownership Plan (the “ESOP”) and/ or the MetaBank Profit Sharing 401(k) Plan (the “Profit Sharing Plan”), you have the right to direct Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company, the Trustee of the applicable plan (the “Trustee”), how to vote the shares of Meta stock held for you in the plan. You should submit your instructions as described above. These shares will be voted at the Special Meeting of Meta Stockholders or at any and all adjournments or postponements of the Special Meeting. If your instructions are not received by May 28, 2018 or you do not respond, the Trustee will decide how to vote the shares held for you in the ESOP and/or the Profit Sharing Plan, as applicable. The Trustee will vote these shares as you direct unless doing so would violate the Employee Retirement Income Security Act. The Plan Sponsor will not be informed as to how you and any other participant have directed the Trustee to vote. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Meta Board of Directors’ recommendations. R1.0.1.17 _ 2 0000379825 Continued and to be signed on reverse side